UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 18, 2018

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
900 Richards Street, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
 None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc. [ ]	Hawaiian Electric Company, Inc. [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc. [ ]	Hawaiian Electric Company, Inc. [ ]

Item 8.01. Other Events.
The following is an update to “Most recent rate proceedings” under “Commitments and contingencies” in Note 3 of the Notes to Condensed Consolidated Financial Statements, and the discussion in “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Electric utility” under “Most recent rate proceedings,” which are incorporated herein by reference to pages 19-20, and 68-69 of HEI’s and Hawaiian Electric’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017, and HEI and Hawaiian Electric’s Current Report on Form 8-K dated December 15, 2017.
On January 18, 2018, the Public Utilities Commission of the State of Hawaii (PUC) issued an Order (January 18 Order) in Hawaiian Electric’s 2017 test year rate case proceeding irrevocably reversing a previous adjustment made in the Interim Decision and Order issued on December 15, 2017 (Interim D&O). That Interim D&O adjustment had lowered the pension regulatory asset and increased the postretirement benefits, or OPEB, regulatory liability (net pension regulatory asset), thereby reducing the amount of corresponding amortization of the net pension regulatory asset included in the Stipulated Settlement. Instead, in the January 18 Order, the PUC imposed a hold back of $6 million of revenues in determining Hawaiian Electric’s interim rate increase. In the remainder of the 2017 test year rate case proceeding, among other things, the PUC will verify whether the $6 million is the appropriate revenue reduction amount to benefit customers provided and from another source, however no further adjustment will be made to the net pension regulatory asset in the final decision and order.
As a result of the January 18 Order, Hawaiian Electric’s net pension regulatory asset is probable of recovery and Hawaiian Electric is not expected to write-off any net pension regulatory assets as of December 2017. In addition, Maui Electric Company, Limited's pension regulatory asset is probable of recovery and no write off is expected.
On January 19, 2018, Hawaiian Electric submitted revised schedules and revised revenue requirements, reflecting the Interim D&O and January 18 Order. The revised revenues requirements, based on an overall rate of return of 7.57%, which reflects a capital structure that includes 57% common equity and return on average common equity for interim purposes of 9.5%, and the hold back of revenues described above, indicated an interim increase in revenues of $36.0 million. The Consumer Advocate may file comments on Hawaiian Electric’s calculations within five days of the filing of the revised schedules. The interim increase will be implemented after the PUC issues a decision on Hawaiian Electric’s calculations. If the amounts collected pursuant to an interim decision exceed the amount of the increase ultimately approved in the final D&O, then the excess would have to be refunded to Hawaiian Electric’s customers with interest.
The Interim D&O indicated that the PUC intends to further review Hawaiian Electric’s return on average common equity, Hawaiian Electric’s change in allocation methodology for indirect costs, modifications to the Energy Cost Adjustment Clause and the components of target revenue used in the decoupling mechanism. Evidentiary hearings are now scheduled from March 12 to 16, 2018.
As part of an Order issued on January 11, 2018, the PUC instructed Hawaiian Electric to file with the PUC by January 31, 2018, the estimated tax benefit arising from the Tax Cuts and Jobs Act enacted by President Trump on December 22, 2017.
Management cannot predict the timing for implementing the interim increase or the ultimate outcome or timing of the final D&O for Hawaiian Electric’s 2017 test year rate case proceeding or the treatment of any benefits arising out of the Tax Cuts and Jobs Act.
HEI and Hawaiian Electric intend to continue to use HEI's website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI's website in the Investor

Relations section. Accordingly, investors should routinely monitor such portions of HEI's website, in addition to following HEI's, Hawaiian Electric's and American Savings Bank, F.S.B.'s (ASB's) press releases, HEI’s and Hawaiian Electric’s SEC filings and HEI’s public conference calls and webcasts. The information on HEI’s website is not incorporated by reference in this document or in HEI’s or Hawaiian Electric’s SEC filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the PUC website at dms.puc.hawaii.gov/dms (Docket No. 2016-0328 for Hawaiian Electric 2017 test year rate case) in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in HEI’s and Hawaiian Electric’s other SEC filings.

FORWARD-LOOKING STATEMENTS
This report may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.
Forward-looking statements in this report should be read in conjunction with the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s and Hawaiian Electric’s Annual Report on Form 10-K for the year ended December 31, 2016 and HEI’s and Hawaiian Electric’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 and HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Gregory C. Hazelton	/s/ Tayne S. Y. Sekimura
Gregory C. Hazelton	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer

Date: January 22, 2018	Date: January 22, 2018

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